UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2010

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 8. Other Events

Item 8.01.	Other Events.

On January 25, 2010, we issued a press release announcing a settlement with the U.S. Department of Justice of a pending lawsuit over allegations regarding environmental air regulations. The settlement was filed with the federal court, seeking the court’s approval. The settlement provides for us to install a selective catalytic reduction (SCR) system on one of the three Jeffrey Energy Center coal units by the end of 2014. Depending on the nitrogen oxide emission reductions attained by the single SCR and attainable through the installation of other controls on the other two Jeffrey Energy Center coal units, a second SCR system would be installed on another Jeffrey Energy Center coal unit by the end of 2016, if needed to meet nitrogen oxide reduction targets. We will also invest $6 million in environmental mitigation projects over six years and pay a $3 million civil penalty as part of the settlement.

A copy of our January 25, 2010 press release is attached hereto as Exhibit 99.1. A copy of the settlement and its appendix are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively. Each such exhibit is incorporated by this reference. The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth herein and therein.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated January 25, 2010

Exhibit 99.2	Consent Decree

Exhibit 99.3	Appendix A to Consent Decree

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by the management of the Company as of the date of this document. If management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could differ materially from those anticipated. These differences could be caused by a number of factors or a combination of factors including, but not limited to, those factors described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the period ended December 31, 2008 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, each as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and the Company cautions you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: January 25, 2010	By:	/S/ LARRY D. IRICK
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release dated January 25, 2010

Exhibit 99.2	Consent Decree

Exhibit 99.3	Appendix A to Consent Decree